UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2018 (March 19, 2018)

Moody National REIT II, Inc.

 (Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55778	47-1436295
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6363 Woodway Drive, Suite 110

Houston, Texas 77057

(Address of principal executive offices, including zip code)

(713) 977-7500

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.        Entry into a Material Definitive Agreement.

Amendment to the Dealer Manager Agreement

On March 19, 2018, Moody National REIT II, Inc. (the “Company”), Moody National Operating Partnership II, LP, the operating partnership of the Company (the “Operating Partnership”), Moody National Advisor II, LLC (the “Advisor”), the Company’s advisor, and Moody Securities LLC, (the “Dealer Manager”) the dealer manager for the Company’s ongoing initial public offering (the “Offering”), entered into Amendment No. 2 (“DMA Amendment No. 2”) to the Second Amended and Restated Dealer Manager Agreement (as amended, the “Dealer Manager Agreement”) with respect to the Offering. Pursuant to DMA Amendment No. 2, the upfront dealer manager fee payable by the Advisor to the Dealer Manager with respect to sales of the Class A shares of the Company’s common stock is reduced from up to 3.0% of the sales price per Class A share to up to 2.5% of the sales price per Class A share. The other terms of the Dealer Manager Agreement remain unchanged.

The description of DMA Amendment No. 2 in this Current Report on Form 8-K is a summary and is subject to, and qualified in its entirety, by the terms of DMA Amendment No. 2, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 7.01.        Regulation FD Disclosure.

On March 20, 2018, the Company mailed a letter to its stockholders regarding new estimated net asset value (“NAV”) per share of the Company’s shares of common stock and the new purchase price for shares pursuant to the Company’s Second Amended and Restated Distribution Reinvestment Plan (the “DRP”), as described under Item 8.01 below. A copy of the stockholder letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Item 8.01.        Other Events.

Determination of Estimated Net Asset Value per Share

On March 19, 2018, the board of directors (the “Board”) of the Company, including all of the independent directors of the Board, determined an estimated NAV per share of the Company’s Class A shares, Class D shares, Class I shares and Class T shares of common stock of $23.19 as of December 31, 2017. The estimated NAV per share is based on (x) the estimated value of the Company’s assets less the estimated value of the Company’s liabilities, divided by (y) the number of outstanding shares of the Company’s common stock, all as of December 31, 2017. The Company is providing the estimated NAV per share to assist broker-dealers in connection with their obligations under National Association of Securities Dealers Conduct Rule 2340, as required by the Financial Industry Authority, Inc. (“FINRA”), with respect to customer account statements. In determining the estimated NAV per share, the Board relied upon information contained in a report (the “Valuation Report”) provided by the Advisor, the recommendation of the audit committee of the Board (the “Audit Committee”) and the Board’s experience with, and knowledge of, the Company’s real property and other assets as of December 31, 2017. The objective of the Board in determining the estimated NAV per share of the Company’s common stock was to arrive at a value, based on recent, available data, that the Board believed was reasonable based on methods that it deemed appropriate after consultation with the Advisor and the Audit Committee. In preparing the Valuation Report, the Advisor relied in part on appraisals of the fair value of the Company’s investments in hotel properties provided by Kendall Realty Consulting Group, LLC (“Kendall”) and CBRE, Inc. Valuation & Advisory Services (“CBRE,” and together with Kendall the “Appraisers”). To calculate the estimated NAV per share in the Valuation Report, the Advisor used a methodology pursuant to the provisions of Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, issued by the Investment Program Association in April 2013.

The table below sets for the material items included in the calculation of the estimated NAV per share as of December 31, 2017. A summary of methodologies, assumptions and limitations follows the table.

Investment in hotel properties	$439,000,000
Cash, cash equivalents and restricted cash	22,864,488
Notes receivable	22,450,000
Other assets	5,427,012
$489,741,500

Notes payable	$269,173,319
Other liabilities	11,526,764
Special limited partnership interests	1,000
Noncontrolling interest in Operating Partnership	7,426,422
Total liabilities, special limited partnership interests and noncontrolling interest in Operating Partnership	$288,127,505
Estimated value	$201,613,995

Common stock outstanding	8,693,367
Estimated value per share	$23.19

As of December 31, 2017, the Company’s estimated NAV was allocated on a per share basis as follows:

Investment in hotel properties	$50.50
Notes payable	(30.97)
Other assets, liabilities, and special limited partnership interests	4.51
Noncontrolling interest in Operating Partnership	(0.85)
Estimated value per share	$23.19

Valuation Summary

Investment in Hotel Properties

As of December 31, 2017, the Company owned 14 hotel properties. Each of the Appraisers appraised certain of the hotel properties in the Company’s portfolio using the income method of valuation, specifically a discounted cash flow analysis, as well as the sales comparison approach. Kendall appraised the Company’s CY Lyndhurst, Embassy Suites Nashville, Hampton Austin, Hampton Great Valley, HGI Austin, HWS Woodlands, Hyatt Germantown, Hyatt North Charleston and SHS Seattle properties. CBRE appraised the Company’s TownePlace Suites, Hampton Inn Katy Freeway, Homewood Suites Austin South, Residence Inn Austin University and Residence Inn Grapevine properties. The income method is a customary valuation method for income-producing properties, such as hotels. The appraisals were conducted on a property-by-property basis. In performing this analysis, each of the Appraisers reviewed property-level information provided by the Advisor and the Company, including: property-level operating and financial data, prior appraisals (as available), franchise agreements, management agreements, agreements governing the ownership structure of each property and other property-level information. In addition, each of the Appraisers (i) discussed the applicable hotel properties with the Advisor, (ii) conducted inspections of the applicable hotels, and (iii) reviewed information from a variety of sources about market conditions for the applicable hotels.

After completing the foregoing reviews, each of the Appraisers developed multi-year discounted cash flow analyses for each hotel appraised based on a review of such property’s historical operating statements, a review of such property’s 2018 forecasts and 2018 preliminary budget, as well as estimated occupancy, average daily room rate, and revenues and expenses for each hotel based on an analysis of market demand. In addition, each of the Appraisers determined an estimated residual value of the applicable hotel in the final year of the discounted cash flow analysis by estimating the next year’s net operating income and capitalizing that income at a capitalization rate indicative of the location, quality and type of the hotel. Each of the Appraisers made deductions for capital expenditures based on discussions with the Advisor, their review of the applicable property’s improvements and estimates of reserves for replacements going forward.

The discount rates and capitalization rates used to value the Company’s hotel properties were selected and applied on a property-by-property basis and were selected based on several factors, including but not limited to industry surveys, discussions with industry professionals, hotel type, franchise, location, age, current room rates and other factors that each Appraiser deemed appropriate. The following summarizes the overall discount rates and capitalization rates used by the Appraisers:

	Range
	Low	High	Weighted Average
Capitalization Rate	7.00%	9.00%	7.85%
Discount Rate	9.50%	11.50%	10.11%

While the Company believes that the discount rates and capitalization rates used by the Appraisers were reasonable, a change in those rates would significantly impact the appraised values of the Company’s hotel properties and thus, the estimated NAV per share. The table below illustrates the impact on the Company’s estimated NAV per share if the weighted average capitalization rate and weighted average discount rate listed above were increased or decreased by 2.5%, assuming all other factors remain unchanged:

	Increase (Decrease) in Estimated NAV per Share due to
	Decrease of 2.5%	Increase of 2.5%
Capitalization Rate	$23.77	$22.60
Discount Rate	$24.01	$22.38

The appraisals are subject to certain other assumptions and limiting conditions, including: (i) each of the Appraisers assumes no responsibility for matters of a legal nature affecting any of the hotels in the Company’s real estate portfolio and title to each property is assumed to be good and marketable and each hotel property is assumed to be free and clear of all liens unless otherwise stated; (ii) each appraisal assumes (a) responsible ownership and competent management of the subject hotel property, (b) no hidden or unapparent conditions of the hotel property’s subsoil or structure that would render such property more or less valuable, (c) full compliance with all applicable federal, state and local zoning, access and environmental regulations and laws, and (d) all required licenses, certificates of occupancy and other governmental consents have been or can be obtained and renewed for any use on which the respective Appraiser’s opinion of value contained in the applicable appraisal is based; (iii) the information upon which the appraisals are based has been provided by or gathered from sources assumed to be reliable and accurate, including information that has been provided to each of the Appraisers by the Advisor, and each of the Appraisers is not responsible for the accuracy or completeness of such information, including the correctness of estimates, opinions, dimensions, exhibits and other factual matters; (iv) any necessary repairs or alterations to any of the Company’s hotel properties are assumed to be completed in a workmanlike manner; (v) the physical condition of property improvements are based on representations by the Company and each of the Appraisers assumes no responsibility for the soundness of structural members or for the condition of mechanical equipment, plumbing or electrical components; (vi) no Appraiser has made a survey of the hotel properties in the Company’s portfolio and each Appraiser has assumed that there are no soil, drainage or environmental issues that would impair its opinion of value; (vii) any projections of income and expenses included in each appraisal and the valuation parameters utilized are not predictions of the future; rather, they are each Appraiser’s best estimate of current market thinking relating to future income and expenses and each Appraiser makes no warranty or representation that any such projections will materialize; (viii) each Appraiser’s opinion of value represents normal consideration if a hotel property were to be sold, unaffected by special terms, services, fees, costs, or credits incurred in such a transaction; (ix) the existence of hazardous materials, which may or may not be present at any hotel property, was not disclosed to the applicable Appraiser by the Advisor, and such Appraiser has no knowledge of the existence of such materials on or in any hotel property, nor is such Appraiser qualified to detect such hazardous substances and such Appraiser assumes no responsibility for the detection or existence of such conditions as such considerations are not within the scope of such Appraiser’s engagement; (x) each Appraiser has assumed that each hotel property is free of any negative impact with regard to the Environmental Cleanup Responsibility Act or any other environmental problems or with respect to non-compliance with the Americans with Disabilities Act (the ‘‘ADA’’) and no investigation has been made by each such Appraiser with respect to any potential environmental or ADA problems as such investigation is not within the scope of each such Appraiser’s engagement; and (xi) each Appraiser’s opinions of value do not reflect any potential premium or discount a potential buyer may assign to an assembled portfolio of properties or to a group of properties in a particular local market.

The appraisals are each addressed to the Advisor to assist it in calculating an estimated NAV per share of the Company’s Class A shares, Class D shares, Class I shares and Class T shares. None of the appraisals are addressed to the public, may not be relied upon by any person other than the Advisor and the Board (including any committee thereof) to establish an estimated NAV per share of the Company’s Class A shares, Class D shares, Class I shares and Class T shares, and do not constitute a recommendation to any person to purchase or sell any such shares.

Notes Receivable

As of December 31, 2017, the Company held three notes receivable from related parties. The Valuation Report contained an estimate based on discounted cash flow analyses using the current incremental lending rates for similar types of lending arrangements as of the respective reporting dates. The discounted cash flow method of assessing fair value results in a general approximation of value, and such value may never actually be realized.

Notes Payable

As of December 31, 2017, the Company had 14 notes payable, which were secured by certain of the Company’s assets. The Valuation Report contained an estimated fair value of each such note payable estimated based on discounted cash flow analyses using the current incremental borrowing rates for similar types of borrowing arrangements as of the respective reporting dates. The discounted cash flow method of assessing fair value results in a general approximation of value, and such value may never actually be realized.

Other Assets and Liabilities

The Valuation Report contained estimates of the Company’s other assets and liabilities, consisting primarily of cash and cash equivalents, restricted cash, deferred franchise costs, accounts receivable, prepaid expenses, other assets and accounts payable, and accrued expenses. The fair values of such other assets and liabilities were considered by the Board to be equal to their carrying value as of December 31, 2017 due to their short maturities.

Limitations of the Estimated NAV per Share

The various factors considered by the Board in determining the estimated NAV per share were based on a number of assumptions and estimates that may not be accurate or complete. Different parties using different assumptions and/or different estimates could derive a different estimated NAV per share. As disclosed above, the Company is providing the estimated NAV per share to assist broker-dealers that participate, or participated, in the Offering in meeting their customer account statement reporting obligations. The estimated NAV per share is not audited and does not represent the value of the Company’s assets or liabilities according to U.S. generally accepted accounting principles. Moreover, the estimated NAV per share determined by the Board is not a representation, assurance, warranty or guarantee that, among other things:

●	a stockholder would be able to realize the estimated NAV per share if such stockholder attempts to sell his or her shares;

●	a stockholder would ultimately realize distributions per share equal to the estimated NAV per share upon a liquidation of the Company’s assets and settlement of its liabilities, or upon a sale of the Company;

●	the Company’s shares would trade at the estimated NAV per share on a national securities exchange;

●	another independent third-party appraiser or third-party valuation firm would agree with the estimated NAV per share; or

●	the estimated NAV per share, or the methods used to determine the estimated NAV per share, will be acceptable to FINRA, the U.S. Securities and Exchange Commission (the “SEC”), any state securities regulatory entity or in accordance with the Employee Retirement Income Security Act of 1974, as amended, or with any other regulatory requirements.

Similarly, the amount that a stockholder may receive upon repurchase of his or her shares, if he or she participates in the Company’s share repurchase program, may be greater than or less than the amount that such stockholder paid for the shares, regardless of any increase in the underlying value of any assets owned by the Company.

As noted above, different parties using different assumptions and estimates could derive a different estimated NAV per share with respect to the Company’s common stock, and these differences could be significant. Further, the value of the Company’s common stock will fluctuate over time in response to developments related to individual assets in the Company’s portfolio, the management of those assets, and in response to the real estate and capital markets. The estimated NAV per share does not reflect a discount for the fact that the Company is externally managed, nor does it reflect a real estate portfolio premium/discount versus the sum of the individual property values. The estimated NAV per share also does not take into account estimated disposition costs and fees for real estate properties that are not held for sale. The Company currently expects to update its estimated NAV per share in the first half of 2019, but is not required to update the estimated NAV per share more frequently than annually.

Revised Primary Offering Prices

In connection with the determination of the estimated NAV per share, the Board also determined to change the offering price of the Class A shares, Class D shares, Class I shares and Class T shares in the primary portion of the Offering. Accordingly, commencing on March 21, 2018, the sale price of the Class A shares, Class D shares, Class I shares and Class T shares will be $23.19 per share. (As previously disclosed in the Company’s Current Report on Form 8-K filed on January 16, 2018, the Advisor has assumed the obligation to pay all selling commissions, dealer manager fees and stockholder servicing fees in connection with the sale of such shares in Offering.) All subscriptions for shares in the primary portion of the Offering that are received in good order and fully funded by the close of business on March 20, 2018 will be processed using a price of $25.04 per share. All subscriptions for shares in the primary offering that are received and/or funded after the close of business on March 21, 2018 will be processed using a price of $23.19 per share.

Revised Distribution Reinvestment Plan Prices

In accordance with the terms of the DRP, distributions may be reinvested at a price equal to 100% of the most recently determined estimated NAV per share. Accordingly, beginning with distributions made in April 2018, the purchase price for shares purchased pursuant to the DRP will be $23.19 per Class A share, Class D share, Class I share and Class T share.

Share Repurchase Program

In accordance with the terms of the Company’s share repurchase program, effective immediately, unless the shares are being repurchased in connection with a stockholder’s death or qualifying disability, repurchases will be made at a price of $22.03, which is equal to 95% of the estimated NAV per share as of December 31, 2017, until such time as the Company establishes a new estimated NAV per share, at which time the purchase price will adjust to 95% of such new estimated NAV per share. Shares repurchased in connection with a stockholder’s death or qualifying disability will continue to be repurchased at the higher of the price paid for the shares, as adjusted for any stock dividends, combinations, splits, recapitalizations or any similar transaction with respect to the shares of common stock, or the Company’s estimated NAV per share as of December 31, 2017, as more fully described in the share repurchase program.

Forward Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are only predictions. The Company cautions that forward-looking statements are not guarantees. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “should,” “could,” “intends,” “continues,” “predicts,” “potential,” or the negative of such terms and other similar expressions. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Actual results may differ materially from those contemplated by such forward-looking statements. The appraisal methodology for the Company’s real estate properties assumes the properties realize the projected net operating income and that investors would be willing to invest in such properties at similar capitalization rates. Though the appraisals of the real estate properties, with respect to the Appraisers, and the valuation estimates used in calculating the estimated NAV per share, with respect to the Advisor and the Company, are the respective party’s best estimates, the Company can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the appraised values of the Company’s real estate properties and the estimated value per share. The forward-looking statements also depend on factors such as: future economic, competitive and market conditions; the Company’s ability to maintain occupancy and room rates at its hotel properties; and other risks identified in Part I, Item IA of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2017, each as filed with the SEC. Actual events may cause the value and returns on the Company’s investments to be less than that used for purposes of the Company’s estimated NAV per share.

Item 9.01.        Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1	Amendment No. 2 to the Second Amended and Restated Dealer Manager Agreement by and among Moody National REIT II, Inc., Moody National Operating Partnership II, LP, Moody Securities, LLC and Moody National Advisor II, LLC dated as of March 19, 2018
99.1	Letter to stockholders dated March 20, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2018	MOODY NATIONAL REIT II, INC.

	By:	/s/ Brett C. Moody
Name: Brett C. Moody
Title: Chief Executive Officer and President